UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 1, 2009

Date of Report (Date of earliest event reported)

Pacific WebWorks, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada (State of incorporation)	000-26731 (Commission File Number)	87-0627910 (I.R.S. Employer Identification No.)

230 West 400 South, Salt Lake City, Utah 84111

(Address of principal executive offices)

(801) 578-9020

(Registrant’s telephone number, including area code)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

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In this report references to “Pacific WebWorks,” “we,” “us,” and “our” refer to Pacific WebWorks, Inc. and its subsidiaries.

Section 5 - Corporate Governance and Management

Item 5.02 Departures of Directors or Certain Officers; Election of Director; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2009, R. Brett Bell was appointed Chief Financial Officer of Pacific WebWorks, Inc. by our board of directors.  Mr. Brett Bell is 33 years old and has served as Secretary of the company since April 2004 and Vice President of Finance since January 2008.  He was employed as a controller for Pacific WebWorks since 2001.  He is the son of our Chief Executive Officer, Kenneth W. Bell.

Mr. Brett Bell receives a salary of $90,000 per year as Vice President of Finance and his salary will not change with his appointment as Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2009	PACIFIC WEBWORKS, INC. /s/ Kenneth W. Bell Kenneth W. Bell Chief Executive Officer